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                                                                   EXHIBIT 10.58

                                  4th AMENDMENT
                                     TO THE
                  RETIREMENT PLAN FOR EMPLOYEES OF ONEIDA LTD.

     THIS AMENDMENT is made this 8th day of April 2004 by Oneida Ltd. (the "Company").

                              W I T N E S S E T H:

     WHEREAS, the Company maintains the Retirement Plan of Employee of Oneida Ltd., amended and restated effective as of January 1, 1997 (the "Plan"); and

     WHEREAS, the Company reserves the right under Article 12 of the Plan to amend the Plan by action of its Board of Directors; and

     WHEREAS, the Company desires to amend the Plan to effect certain Plan design changes thereto;

     NOW, THEREFORE, the Plan is amended as follows, effective as of April 8, 2004:

1. Exhibit IV, Special Amounts, is revised to add the following Employee Allan
H. Conseur as follows:

--------------------------------------------------------------------------------
                                                                Minimum Monthly
Employee                                                        Accrued Benefit*
--------------------------------------------------------------------------------
Allan H. Conseur                                                   $20,529.42
--------------------------------------------------------------------------------

*The Minimum Monthly Accrued Benefit listed above will be reduced by fifty percent (50%) of the Primary Insurance Benefit applicable to a Participant under the Social Security Act as of the Participant's normal retirement age under the Social Security Act.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by the Board of Directors as of the date first set forth above.

     ONEIDA LTD.


By: /s/ GREGG  R. DENNY
    ---------------------------------
    Gregg R. Denny
    Chief Financial Officer

Date: April 8, 2004